Comerica Incorporated
Annual Meeting of Shareholders

April 26, 2016
Comerica Bank Tower
Dallas, TX

Safe Harbor Statement

Any statements in this presentation that are not historical facts are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Words such as "anticipates," "believes," "contemplates," "feels," "expects," "estimates," "seeks," "strives," "plans," "intends," "outlook," "forecast," "position," "target," "mission," "assume," "achievable," "potential," "strategy," "goal," "aspiration," "opportunity," "initiative," "outcome," "continue," "remain," "maintain," "on course," "trend," "objective," "looks forward," "projects," "models" and variations of such words and similar expressions, or future or conditional verbs such as "will," "would," "should," "could," "might," "can," "may" or similar expressions, as they relate to Comerica or its management, are intended to identify forward-looking statements. These forward-looking statements are predicated on the beliefs and assumptions of Comerica's management based on information known to Comerica's management as of the date of this presentation and do not purport to speak as of any other date. Forward-looking statements may include descriptions of plans and objectives of Comerica's management for future or past operations, products or services, and forecasts of Comerica's revenue, earnings or other measures of economic performance, including statements of profitability, business segments and subsidiaries, estimates of credit trends and global stability. Such statements reflect the view of Comerica's management as of this date with respect to future events and are subject to risks and uncertainties. Should one or more of these risks materialize or should underlying beliefs or assumptions prove incorrect, Comerica's actual results could differ materially from those discussed. Factors that could cause or contribute to such differences are changes in general economic, political or industry conditions; changes in monetary and fiscal policies, including changes in interest rates; changes in regulation or oversight; Comerica's ability to maintain adequate sources of funding and liquidity; the effects of more stringent capital or liquidity requirements; declines or other changes in the businesses or industries of Comerica's customers, in particular the energy industry; unfavorable developments concerning credit quality; operational difficulties, failure of technology infrastructure or information security incidents; reliance on other companies to provide certain key components of business infrastructure; factors impacting noninterest expenses which are beyond Comerica's control; changes in the financial markets, including fluctuations in interest rates and their impact on deposit pricing; reductions in Comerica's credit rating; the interdependence of financial service companies; the implementation of Comerica's strategies and business initiatives; damage to Comerica's reputation; Comerica's ability to utilize technology to efficiently and effectively develop, market and deliver new products and services; competitive product and pricing pressures among financial institutions within Comerica's markets; changes in customer behavior; any future strategic acquisitions or divestitures; management's ability to maintain and expand customer relationships; management's ability to retain key officers and employees; the impact of legal and regulatory proceedings or determinations; the effectiveness of methods of reducing risk exposures; the effects of terrorist activities and other hostilities; the effects of catastrophic events including, but not limited to, hurricanes, tornadoes, earthquakes, fires, droughts and floods; changes in accounting standards and the critical nature of Comerica's accounting policies. Comerica cautions that the foregoing list of factors is not exclusive. For discussion of factors that may cause actual results to differ from expectations, please refer to our filings with the Securities and Exchange Commission. In particular, please refer to "Item 1A. Risk Factors" beginning on page 12 of Comerica's Annual Report on Form 10-K for the year ended December 31, 2015. Forward-looking statements speak only as of the date they are made. Comerica does not undertake to update forward-looking statements to reflect facts, circumstances, assumptions or events that occur after the date the forward-looking statements are made. For any forward-looking statements made in this presentation or in any documents, Comerica claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

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Comerica: A Brief Overview

Comerica Strengths

Founded 166 years ago	LONG HISTORY
Products & services of a large bank with the culture of a community bank	NIMBLE SIZE $72B IN ASSETS
Strong presence in Texas, California, & Michigan	ATTRACTIVE FOOTPRINT
Complemented by Retail Bank and Wealth Management	PRIMARILY A BUSINESS BANK
Trusted Advisor approach	RELATIONSHIP BANKING STRATEGY
Strong capital position, Prudent credit underwriting	CONSERVATIVE

Loans by Geography

($ in billons; 2015 average)



California $16.6 34%
Texas $11.2 23%
Total $48.6
Other Markets $7.6 16%
Michigan $13.2 27%

Deposits by Geography

($ in billions; 2015 average)



California $17.8 30%
Texas $10.9 19%
Total $58.3
Other[1] $7.7 13%
Michigan $21.9 38%

12/31/15 • [1]Consists of Other Markets ($7.3B) & Finance/ Other ($0.4B).

Comerica Bank

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Strategy to Enhance Shareholder Value

BUILDING RELATIONSHIPS	Grow loans, deposits & fee income
REDUCING EXPENSES	Focus on reducing costs while leveraging technology
MAXIMIZING GROWTH	Positioned in faster growing markets & industries
MAINTAINING ASSET QUALITY	Strong, conservative credit culture
TALENT MANAGEMENT	Attract, retain and motivate our most valuable asset
INVOLVEMENT	Strong commitment to community, diversity & sustainability
CAPITAL MANAGEMENT	Provide a satisfactory return for our shareholders

Comerica Bank

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2015 Financial Accomplishments

Focus on Relationships

- $2B, or 4%, increase in average loans to $48.6B
- $3B, or 6%, increase in average deposits to $58.3B

Growing Net Interest Income

- $34MM, or 2%, increase in net interest income, primarily the result of solid loan growth

Controlling What We Can Control

- Noninterest expenses well controlled even with higher technology, regulatory & pension expenses
- Strong credit quality with net charge-offs of 0.21%

Shareholder Returns

- 75% of net income, or $389MM, returned to shareholders[1]
- 4% increase in tangible book value per share to $39.33[2]
- Capital position continued to be solid

12/31/15 • [1]Through dividends and equity repurchase program. • [2]See slide 23 for a reconciliation of non-GAAP financial measures.

Comerica Bank

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2015 Relative Performance Snapshot



Strong Deposit Base
% of Noninterest-bearing Deposits (FY 2015)
51.5%
34.6%
CMA
Peer Average
Superior Asset Growth
Five-year Asset Growth (CAGR: 2015 vs. 2011)
6.0%
4.6%
CMA
Peer Average
Strong Capital
Tangible Common Equity Ratio[1] (FY 2015)
9.70%
8.58%
CMA
Peer Average
Highly Productive
Total Noninterest Expenses / Average Assets (FY 2015)
2.6%
2.9%
CMA
Peer Average
Expense Management
Salaries & Employee Benefits (Growth: 2015 vs. 2014)
3.0%
5.6%
CMA
Peer Average

12/31/15 • Peer Average Source: SNL Financial. • [1]See slide 23 for a reconciliation of non-GAAP financial measures.

Comerica Bank

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Long-Tenured, Experienced Management Team
Average of 18 years at CMA & 32 years in industry

Ralph W. Babb Jr.
Chief Executive Officer
45 years in industry
21 years at CMA

Curt Farmer
President
31 years in industry
8 years at CMA

Karen Parkhill
Chief Financial Officer
29 years in industry
5 years at CMA

Pat Faubion
EVP Business Bank
39 years in industry
32 years at CMA

John Buchanan
EVP Legal
23 years in industry
Joined CMA in Aug. 2015

Dave Duprey
General Auditor
34 years in industry
10 years at CMA

Megan Burkhart
Chief HR Officer
19 years in industry
19 years at CMA

Pete Guilfoile
Chief Credit Officer
33 years in industry
33 years at CMA

Mike Michalak
Chief Risk Officer
31 years in industry
28 years at CMA

Paul Obermeyer
Chief Information Officer
34 years in industry
24 years at CMA

Comerica Bank®

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Shareholder Friendly Corporate Governance Structure

- Diverse Board with broad expertise, experience & qualifications
- 8 out of 9 independent directors
- All directors are elected annually
- Majority voting for directors
- Key committees are 100% independent directors
- Annual self-evaluation by the Board and its committees
- Board-elected Lead Facilitating Director conducts executive sessions with independent directors (without management present)
- Directors may not serve on more than 3 public company boards in addition to Comerica Board
- No shareholder rights plan

Comerica Bank®

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9 Compensation Structure and Pay for Performance Our executive compensation programs are structured to retain and motivate our senior officers, align pay with performance and not incent excessive risk  The programs are also designed to be transparent and easily understood by both shareholders and participants Over the last several years, we have further refined our incentive programs to better align with regulatory expectations and incorporate shareholder feedback  For 2015, our compensation plans reflected shareholder experience and the challenging business environment• No annual merit increases were made to key senior leaders• The annual cash incentive plan funded below target and lower than prior years• The long-term cash incentive plan did not fund 10 Strong, Diverse & Independent Board of Directors Governance, Financial & Leadership backgrounds Ralph W. Babb, Jr.• Chairman and CEO• 45 years in industry, 21 years at Comerica• Prior roles at Mercantile Bancorporation Inc. and Peat Marwick Mitchell & Co. • Industry, Operational and Leadership Expertise Richard G. Lindner (Lead Facilitating Director)• Former SEVP and CFO of AT&T, Inc. • Former CFO of Cingular Wireless LLC• Former Director, Sabre Holdings• Finance, Accounting, Leadership and Operational Expertise Roger A. Cregg• President and CEO of AV Homes, Inc.• Former CFO of The Service Master Company• Former EVP at PulteGroup, Inc.• Former director of Federal Reserve Bank of Chicago, Detroit Branch• Finance and Operational Expertise Nina G. Vaca• Chairman and CEO of Pinnacle Technical Resources, Inc. • Director, Kohl’s Corporation• Director, Cinemark Holdings, Inc.• IT, HR, Vendor Management, Operational and Leadership Expertise Robert S. Taubman• Chairman of Taubman Centers, Inc. & The Taubman Company • Director, Sotheby’s Holdings, Inc• Real Estate, Operational, Leadership and Geographic Expertise Reginald M. Turner, Jr. • Attorney with Clark Hill PLC• Director, Masco Corporation• Legal, Risk Management and Community Affairs Expertise Jacqueline P. Kane• Former EVP, HR and Corporate Affairs at The Clorox Company• Former VP, HR, at The Hewlett-Packard Co.• 22 years in HR roles in financial services industry• HR, Compensation and Finance Expertise T. Kevin DeNicola• Former CFO of KIOR, Inc• Former CFO of KBR, Inc.• Former CFO of Equistar Chemical, a subsidiaryof Lyondell• Finance, Accounting and Operational Expertise Alfred A. Piergallini• Consultant, Desert Trail Consulting• Former Chairman, Wisconsin Cheese Group, Inc.• Former Chairman, President & CEO of Novartis Consumer Health Worldwide• Marketing, Sales, Branding and Leadership Expertise

Significant Benefits of Commercial Banking Focus

11th largest C&I portfolio[1] and highest concentration of C&I loans[2]

Highest % of Business Loans[2,3]

(At 12/31/15)


63
74
76
78
78
82
86
87
91
92
92
95
HBAN
STI
FITB
KEY
RF
BBT
FHN
MTB
CFR
ZION
BOKF
CMA

Commercial Banking Strategy

- Leverage business experience & expertise
- Provide customized lending solutions
- Cross-sell high quality Treasury Management products & services

Commercial Banking Benefits

- Loyal customer relationships
- Customized lending solutions
- Multiple fee generating products
- Strong deposit base
- Superior credit metrics through cycle relative to peers

12/31/15 • [1]Source: American Banker, 12/22/15. • [2]Source: SNL Financial. • [3]Total loans less consumer loans.

Comerica Bank

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Footprint Balances Loan Portfolio, Reducing Risk

Texas Loan Portfolio

($ in billions; 2015 average)


Energy
31%
Total
$11.2
Small
Business
14%
General
Middle
Market
22%

California Loan Portfolio

($ in billions; 2015 average)


General
Middle
Market
25%
Total
$16.6
National
Dealer
22%
Tech. & Life
Sciences
13%

Michigan Loan Portfolio

($ in billions; 2015 average)


General
Middle
Market
50%
Total
$13.2
Small
Business
11%
Private
Banking
12%

Diverse Total CMA Loan Portfolio

($ in billions; 2015 Average)


General Middle Market 13.3
National Dealer 6.0
Private Banking 4.9
Commercial Real Estate 4.4
Corporate Banking 4.3
Small Business 3.9
Energy 3.4
Tech. & Life Sciences 3.1
Retail Banking 1.9
Mortgage Banker 1.8
Environmental Services 0.9
Entertainment 0.7
Total Loans
$48.6
Total Middle Market
$27.4

12/31/15

Comerica Bank

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Highly Integrated, Cost Effective Platform

Comerica Bank is One Bank

Texas	California	Michigan
Established: 1988	Established: 1991	Established: 1849
Business friendly state	Largest state economy	Market leader
Weathered many cycles	Deep industry expertise	Strong retail deposit base

One Charter | One Primary Regulator | One Management Team

One Credit Policy | One General Ledger | One Loan System | One A/P System

One Deposit System | One Funds Management System | One Central Funding Source

One Payroll System | One Enterprise Risk Committee | One Branch Platform

One Asset Liability Committee | One Treasury Management Platform | One FX System

Operating one platform across diverse geographies provides significant operating synergies for Comerica

Comerica Bank & Trust, National Association, is Comerica's trust services bank chartered by the OCC.

Comerica Bank

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Banking Centers Well-Positioned
Not over-built, Focused on outbound marketing

Business Model Requires Fewer Branches
Total Deposits per Banking Center[1]
($ in millions)


60
70
71
74
82
107
108
112
113
125
139
RF
BBT
HBAN
KEY
FITB
STI
FHN
ZION
MTB
CMA
BOKF

Carefully Pruning Branch Network[2]


493
489
482
480
476
2011
2012
2013
2014
2015

Banking Centers by Location[2]


Texas
133
Arizona
19
Total
476
California
103
Michigan
214
Florida
7

12/31/15 • [1]Source: SNL Financial at 4Q15. Excludes CFR as data was not available.• [2]Count of total U.S. CMA banking centers.

Comerica Bank

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1811,771 1,757 1,722 1,626 1,842 73 69 69 64 67 2011 2012 2013 2014 2015 Impact of accounting changeEfficiency Ratio % Noninterest Expenses($ in millions) 1 15 Carefully Managing Expenses While Facing Headwinds 12/31/15 ● 1$181MM impact of accounting presentation of a card program. ● 2For calculation methodology see the Company’sForm 10-K, as filed with the SEC. ● 3Efficiency ratio recalculated excluding impact of accounting presentation. See slide 23 for a reconciliation of non-GAAP financial measures. ● 4Source: SNL Financial. ● 5Number of employees – full time equivalent. 4 6 8 10 12 2011 2012 2013 2014 2015 Comerica Peer Average (Avg. Loans + Deposits) / Employee4,5($ in millions) 65 11,4 44 11,3 50 11,2 87 11,2 09 10,8 92 10,8 16 10,7 00 10,7 82 10,1 86 9,40 2 9,07 3 9,46 8 9,03 5 8,94 8 8,87 6 8,88 0 $6.0 $6 .8 $7.1 $7 .5 $7.4 $7 .8 $8.4 $8.5 $9 .2 $9.2 $8.8 $8.9 $ 10.3 $10 .7 $11 .4 $11 .8 200 0 200 1 200 2 200 3 200 4 200 5 200 6 200 7 200 8 200 9 201 0 201 1 201 2 201 3 201 4 201 5 Employees Avg. Loans + Deposits/Employee Driving Efficiency While Growing Loans & Deposits($ in millions)Efficiency Ratio % ex. impact of accounting change 2,32 55 16 Focus on Operating More Efficiently  Engaged Boston Consulting Group  Committed to completing review quickly, comprehensively and effectively  Expect to identify meaningful opportunities to operate more efficiently and lower expenses  Plan to provide more information around the opportunities identified by second quarter earnings call  Not waiting or relying on rising rates ~7,600 ~6,000 2010 2015 5,989 5,545 5,423 5,350 5,184 2011 2012 2013 2014 2015 Reducing Real Estate Sq Ft (Sq ft in thousands) -13% Vendor Optimization(Vendor Count) Challenges Launched Revenue / Expense Initiative Controlling What We Can Control  Extremely low rate environment  Slow growing economy  Host of increasing regulatory and technology demands  Energy cycle headwinds -21%

17 Credit Quality Consistently Better Than PeersRemains Well Below Historical Levels 12/31/15 ● 1Source: SNL Financial. ● 2Criticized loans are consistent with regulatory defined Special Mention, Substandard,Doubtful & Loss loan classifications. ● 3Net credit-related charge-offs. NPLs as a % of Total Loans(In basis points) 040 80120 160200 240 2007 2008 2009 2010 2011 2012 2013 2014 2015 Total CMAPeer Average Net Charge-offs as % of Total Loans(In basis points) 1 60 140 220 300 380 460 2007 2008 2009 2010 2011 2012 2013 2014 2015 Total CMAPeer Average 1 0 5 10 15 20 2007 2008 2009 2010 2011 2012 2013 2014 2015 NCO Ratio Criticized as a % ofTotal Loans Net Loan Charge-offs & Criticized2(In percentage points) Strong 1Q16 Performance Ex-Energy $ in millions Ex-Energy Total Total loans $46,280 $49,377% of total 94% 100% Criticized2 Ratio 4.5% 8.0%Nonaccrual Ratio 0.6% 1.4%Net charge-offs3 Ratio 0.15% 0.49% 18 Energy Business Line Strategy30+ Years experience 3/31/16 ● 1Source: U.S. Energy Information Administration. Average Loans($ in millions) Natural Gas 11% Oil40% Mixed18% Diverse Customer Base(Based on period-end outstandings) 1  Maintain granular portfolio: ~200 customers  Leverage deep expertise in sector  Focus on larger, middle market companies• Develop full relationships• Access to diverse financial sources• Sophisticated, use hedging strategies  Predominantly E&P companies  95% of loans have security Exploration & Production 70% Midstream16% Services14% Natural Gas 9% Oil42% Mixed19% 6,930 6,624 6,541 6,134 5,573 50% 48% 48% 49% 54% 1Q15 2Q15 3Q15 4Q15 1Q16 Utilization Rate Total Commitments($ in millions) 1,81 1 1,65 6 1,46 9 1,32 7 1,29 6 1,14 9 1,19 6 1,26 9 1,42 3 1,45 6 1,63 5 1,94 7 2,30 5 2,45 2 2,64 1 2,85 1 3,00 2 2,95 1 2,89 5 2,75 2 2,98 2 3,23 6 3,33 2 3,49 2 3,70 0 3,42 4 3,33 8 3,19 5 3,12 5 150 200 250 300 350 1Q0 9 2Q0 9 3Q0 9 4Q0 9 1Q1 0 2Q1 0 3Q1 0 4Q1 0 1Q1 1 2Q1 1 3Q1 1 4Q1 1 1Q1 2 2Q1 2 3Q1 2 4Q1 2 1Q1 3 2Q1 3 3Q1 3 4Q1 3 1Q1 4 2Q1 4 3Q1 4 4Q1 4 1Q1 5 2Q1 5 3Q1 5 4Q1 5 1Q1 6 U.S. OilProduction(MM bb/mo.)

Why is Comerica Asset Sensitive? 19 3/31/16 ● 1Estimated outlook as of 4/26/16 based on simulation modeling. This analysis incorporates a dynamic balance sheet assuming historical relationships for all other variables. ● 2As of 2/29/16. Interest Rate Sensitivity Update Additional Annual Net Interest Income1Estimated Increase From Movement in Fed Rates Deposit Beta ($ in millions) 0% 25% 50% 75% +25 bps ~$85 ~$70 ~$55 ~$40 +50 bps ~165 ~135 ~105 ~75 +100 bps ~325 ~270 ~215 ~155 ~$90MM expected benefit to FY16 from 12/15 rate rise, if deposit prices remain at current levels  Predominately floating rate loans • <2% have floors2  Fixed rate securities < 20% of earning assets  Relatively large non-maturity deposit base  Abnormally low interest rate environment Fixed Rate~15% Libor-Based~65%Prime-Based~20% Loan Portfolio ($ in billions, Period-end) Total $49.4B 20 Commitment to Community, Diversity & Sustainability

Intensely Focused on Enhancing Shareholder Value

GROWING REVENUE	• Positioned in **faster growing markets and industries** to drive loan growth • Focus on **cross-sell** to drive fee income
REDUCING EXPENSES	• Undertaking **deep-dive review of expenses** • Continue making necessary investments
RISK MANAGEMENT	• **Strong credit culture** leads to **solid credit metrics** • **Weathered cycle well** relative to peers
MANAGING CAPITAL	• **Strong Capital base**; Basel III Common Equity Tier 1 Capital: 10.54%[1] • Continue **share buyback**
POSITIONED FOR RISING RATES	• Fed's 25 bps December rate increase expected to increase 2016 net interest income by ~$90MM

3/31/16 • [1]Estimated • Outlook as of 4/26/16.

Comerica Bank

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Comerica Bank

prudence

Supplemental Financial Data

Reconciliation of non-GAAP financial measures with financial measures defined by GAAP ($ in millions)

	12/31/15	12/31/14
Common shareholders' equity	$7,560	$7,402
Less: Goodwill	635	635
Less: Other intangible assets	14	15
Tangible common equity	$6,911	$6,752
Total assets	$71,877	$69,186
Less: Goodwill	635	635
Less: Other intangible assets	14	15
Tangible assets	$71,228	$68,536
Common equity ratio	*10.52%*	*10.70%*
Tangible common equity ratio	***9.70***	***9.85***
Common shareholders' equity	$7,560	$7,402
Tangible common equity	6,911	6,752
Shares of common stock outstanding (in millions)	176	179
Common shareholders' equity per share of common stock	*$43.03*	*$41.35*
Tangible common equity per share of common stock	***39.33***	***37.72***

	12/31/15
Noninterest expenses – GAAP	$1,831
Less: Impact of accounting presentation of a card program	181
Noninterest expenses – as adjusted	$1,650
Net interest income plus noninterest income – GAAP	$2,728
Plus: tax-equivalency	4
Plus: Net securities losses	2
Less: Impact of accounting presentation of a card program	181
Net interest income plus noninterest income – as adjusted	$2,553
Efficiency ratio	67%
Efficiency ratio – as adjusted	**65%**

The tangible common equity ratio removes preferred stock and the effect of intangible assets from capital and the effect of intangible assets from total assets. Tangible common equity per share of common stock removes the effect of intangible assets from common shareholders equity per share of common stock. • The Corporation believes tangible common equity measurements are meaningful measures of capital adequacy used by investors, regulators, management and others to evaluate the adequacy of common equity and to compare against other companies in the industry. • The efficiency ratio, as adjusted removes the impact of a change in accounting presentation. The Corporation believes this information will assist investors, regulators, management & others in comparing results to prior periods.

Comerica Bank®

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